Exhibit 99.2

MEDIA RHYTHM GROUP, INC.

Financial Statements for the
Years Ended December 31, 2012, and 2011
and Independent Auditors’ Report

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MEDIA RHYTHM GROUP, INC.

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INDEPENDENT AUDITOR’S REPORT

Stockholder and Board of Directors

MEDIA RHYTHM GROUP, INC.

Encinitas, CA

We have audited the accompanying financial statements of Media Rhythm Group, Inc., which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of income, changes in stockholder’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Media Rhythm Group, Inc. as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Barnett & Company, Inc.

Rancho Santa Margarita, CA

October 9, 2013

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MEDIA RHYTHM GROUP, INC.

BALANCE SHEETS

AS OF DECEMBER 31, 2012 AND 2011

	December 31, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash	$2,477	$12,863
Accounts receivable	22,156	36,520
Prepaid expenses and other current assets	–	975

Total current assets	24,633	50,358

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $826 (2012) and $355 (2011)	2,214	2,085

DEPOSIT RECEIVABLE	–	975

TOTAL ASSETS	$26,847	$53,418

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
Accounts payable	$728	$495
Accrued expenses	800	800
Credit card payable	8,235	5,693

Total current liabilities	9,763	6,988

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
Common stock: 1,000 shares authorized, issued and outstanding	10,000	10,000
Retained earnings	7,084	36,430
Total stockholder's equity	17,084	46,430

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$26,847	$53,418

See independent auditor’s report and accompanying notes to financial statements.

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MEDIA RHYTHM GROUP, INC.

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

REVENUE	$120,137	$90,606

COSTS AND EXPENSES:
Commission expense	4,728	1,110
General and administrative expenses	45,939	48,078
Depreciation expense	471	501

Total costs and expenses	51,138	49,689

INCOME FROM OPERATIONS	68,999	40,917

OTHER EXPENSES
Interest expense	522	–
Loss on disposal of assets	–	1,163
Total other expenses	522	1,163

INCOME BEFORE PROVISION FOR INCOME TAXES	68,477	39,754

PROVISION FOR INCOME TAXES	800	800

NET INCOME	$67,677	$38,954

See independent auditor’s report and accompanying notes to financial statements.

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MEDIA RHYTHM GROUP, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	Common Stock	Retained
	Shares	Amount	Earnings	Total

BALANCE, January 1, 2011	1,000	$10,000	$49,730	$59,730

Net income			38,954	38,954

Distributions to stockholder			(52,254)	(52,254)

BALANCE, December 31, 2011	1,000	10,000	36,430	46,430

Net income			67,677	67,677

Distributions to stockholder			(97,023)	(97,023)

BALANCE, December 31, 2012	1,000	$10,000	$7,084	$17,084

See independent auditor’s report and accompanying notes to financial statements.

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MEDIA RHYTHM GROUP, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$67,677	$38,954
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	471	501
Loss on disposal of assets	–	1,163
Change in operating assets and liabilities:
Accounts receivable	14,364	19,803
Prepaid expenses	975	(975)
Accounts payable	233	300
Accrued expenses	–	(1,400)
Net cash provided by operating activities	83,720	58,346

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(600)	(1,226)
Receipt of deposit receivable	975	–

Net cash provided by (used in) investing activities	375	(1,226)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of advances from stockholder	–	(14,906)
Credit card payable	2,542	5,693
Distributions to stockholder	(97,023)	(52,254)

Net cash used in financing activities	(94,481)	(61,467)

DECREASE IN CASH	(10,386)	(4,347)

CASH, beginning of year	12,863	17,210

CASH, end of year	$2,477	$12,863

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:	2012	2011

Interest	$522	$–

Taxes	$800	$800

See independent auditor’s report and accompanying notes to financial statements.

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MEDIA RHYTHM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS

Media Rhythm Group, Inc. (the “Company”) is a California corporation, located in Encinitas, California, and was incorporated in December 2009. The Company sells media advertising for various media outlets including 14 magazines (Surfer, Surfing, Powder, Snowboarder, Skateboarder, Canoe & Kayak, Standup Paddler, Bike, Dirt Rider, ATV Rider, Paved, Baseball America, Slam, Alert Diver), over 17 websites and numerous events that are available for integrated sponsorships.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates – The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash – The Company considers any short-term, highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. The Company maintains accounts with a financial institution with funds insured by the Federal Deposit Insurance Corporation (“FDIC”).

Accounts Receivable – The Company’s accounts receivable consist primarily of amounts due for commission earned for the sale of media advertisement or event sponsorship. All accounts receivable balances due are deemed to be collectible and therefore no allowance for doubtful accounts was recorded as of December 31, 2012 or 2011.

Property and Equipment – Property and equipment consist of office equipment and furniture and fixtures. Property and equipment is stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives ranging from five to seven years. Cost of maintenance and repairs are expensed as incurred. The cost and related accumulated depreciation of assets sold or otherwise disposed are eliminated from the accounts and any gain or loss is included in the statement of income.

Impairment of Long-Lived Assets – The Company accounts for the impairment and disposition of long-lived assets by management assessing any potential impairment of its long-lived assets whenever events or changes in circumstances indicate that an asset’s carrying value may not be recoverable. An impairment loss would be recognized when the carrying value exceeds the undiscounted future cash flows estimated to result from the use and eventual disposition of the asset. The Company determined that no impairment loss was necessary as of December 31, 2012 or 2011.

See independent auditor’s report.

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MEDIA RHYTHM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011 (Continued)

Fair Value of Financial Instruments – The carrying value of the Company’s cash, accounts receivable, accounts payable, accrued expenses, and credit card payable approximates fair value due to their short-term nature.

Revenue Recognition – Revenue consists of commission earned for the sale of magazine advertisement, on-line advertisement and event sponsorship. Revenue is recognized at the time the advertising becomes publicly available or upon occurrence of the sponsored event.

Income Taxes – The Company has elected to be taxed as an S Corporation under the Internal Revenue Code and the applicable California Revenue and Taxation Code, whereby income and tax credits of the Company will be included in the personal return of the shareholder. As an S Corporation the Company is not subject to federal income taxes but is subject to state income taxes equal to 1.5% of its taxable income, or a minimum taxable amount of $800. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements. The provision for state income taxes for the years ended December 31, 2012 and 2011 was $800, respectively.

The Company files tax returns in U.S. federal jurisdiction and California state jurisdiction. As of December 31, 2012, the tax years that remain subject to examination begin with 2009, the year of inception.

Comprehensive Income – As of December 31, 2012, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

Subsequent Events – The Company evaluated all subsequent events through October 9, 2013. See discussion of subsequent events in note 7.

Recent Accounting Pronouncements – The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31, 2012	December 31, 2011

Office equipment	$2,241	$1,641
Furniture and fixtures	799	799

	3,040	2,440
Less accumulated depreciation	(826)	(355)

	$2,214	$2,085

During the year ended December 31, 2011, the Company disposed of $1,551 of office equipment with accumulated depreciation of $388, resulting in a loss on the disposal of the assets of $1,163.

See independent auditor’s report.

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MEDIA RHYTHM GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011 (Continued)

4.	CREDIT CARD PAYABLE

The Company maintains an unsecured credit facility with a bank which provides for borrowings up to $10,000. Borrowings bear interest at 11.24% for purchases and 21.99% for cash advances. At December 31, 2012 and 2011, the Company owed $8,235 and $5,693, respectively, under the credit facility, of which all balances due were attributable to purchases. As of December 31, 2012 the Company had additional availability for borrowing under the credit facility of $1,765.

5.	COMMITMENTS AND CONTINGENCIES

Leases – The Company sub-leases office space for its corporate office facilities under an operating lease. The sub-lease agreement is effective through December 31, 2014, however the Company may terminate the sub-lease agreement at any time by providing 30 day written notice.

Rent expense is included in general and administrative expenses in the accompanying statement of income. Rent expense for the years ended December 31, 2012 and 2011 was $10,485 and $11,243, respectively. Beginning in September 2012, the Company shared its corporate office facilities with FreeButton, Inc. (“FreeButton”) for which the Company’s stockholder is an officer and a shareholder. Beginning in November 2012, rent expense was paid by FreeButton.

6.	RELATED-PARTY TRANSACTIONS

See notes 5 and 7 for further discussion of related party transactions.

7.	SUBSEQUENT EVENTS

On July 11, 2013, the Company entered into an Assets and Business Acquisition Agreement (the “Acquisition Agreement”) with FreeButton, Inc. (“FreeButton”), a related party, to sell all of the Company assets (the “Assets”). The President and sole stockholder of the Company is also the President and Chief Executive Officer of FreeButton.

Pursuant to the Acquisition Agreement, the Company sold the Assets for $420,000 (the “Purchase Price”), and in return, received a promissory note dated July 11, 2013 from FreeButton with the principal amount equal to the Purchase Price (the “Note”). Under the Note, the Purchase Price shall be paid to the Company from FreeButton in twenty-four (24) equal monthly installments commencing on August 1, 2013, which was subsequently changed to September 1, 2013. The Note bears no interest. FreeButton may at any time prepay all or part of the unpaid principal of the Note. The payment obligation may become accelerated upon certain events of default, including failure to make past due payment within ten (10) days of a written notice from the Company, failure to cure any involuntary insolvency or bankruptcy proceeding within ninety (90) days of the commencement of such proceeding, and filing of any voluntary bankruptcy or insolvency proceeding.

* * * * * *

See independent auditor’s report.

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